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FORM N-CSR ITEM 10(c) EXHIBIT

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     The undersigned hereby certify in their capacity as Treasurer and President, respectively, of Eaton Vance Mutual Funds Trust (the "Trust"), that:

     (a) the Semi-Annual Report of the Eaton Vance Mutual Funds Trust on Form N-CSR for the period ended April 30, 2003 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     (b) the information contained in the Report fairly presents, in all material respects, the financial condition and the results of operations of the Eaton Vance Mutual Funds Trust for such period.

A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906 HAS BEEN PROVIDED TO THE EATON VANCE MUTUAL FUNDS TRUST AND WILL BE RETAINED BY THE EATON VANCE MUTUAL FUNDS TRUST AND FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION OR ITS STAFF UPON REQUEST.

Date: June 18, 2003

/s/ James L. O'Connor
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James L. O'Connor
Treasurer



Date: June 18, 2003

/s/ Thomas E. Faust Jr.
-----------------------
Thomas E. Faust Jr.
President